UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017 (April 4, 2017)

Fifth Street Asset Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36701	46-5610118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 681-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On April 4, 2017, Patrick J. Dalton resigned as Co-President of Fifth Street Asset Management Inc. (the “Company”).

(c)        Bernard D. Berman, Co-President and Chief Compliance Officer of the Company, assumed Mr. Dalton’s duties on  April 4, 2017. The required background information concerning, and the existence of related-party transactions involving, Mr. Berman is contained in the Company’s proxy statement filed on April 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT INC.

Date: April 5, 2017	By:	/s/ Kerry S. Acocella
		Name:	Kerry S. Acocella
		Title:	Secretary